Supplement Dated April 27, 2015
To The Prospectuses Dated April 27, 2015 For

PERSPECTIVE II®
PERSPECTIVE L SERIESSM
Issued By
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Jackson of NY Service Center, P.O. Box 30313, Lansing, Michigan, 48909-7813; 1-800-599-5651; www.jackson.com.

For Contracts purchased on or after January 12, 2015, the LifeGuard Freedom Flex DB NY is available for election at issue with the Income Stream Level 1, Income Stream Level 2, or Income Stream Level 3 GAWA% Table. The Income Stream Level 4 and Income Stream Level 5 GAWA% Tables remain unavailable if the LifeGuard Freedom Flex DB NY is elected.

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(To be used with JMV7697NY 04/15, JMV9476NY 04/15, JMV9476WFNY 04/15 and JMV9476LNY 04/15)

JMV15014NY 04/15